PROSPECTUS                                                        MAY 1, 1996
                                                    (Revised October 25, 1996)

                                  GINTEL FUND

         Gintel Fund (the "Fund") is an open-end, non-diversified investment company which seeks to provide capital appreciation by concentrating in a manageable number of securities rather than broadly diversifying its portfolio. The Fund offers and redeems its shares at net asset value. Investors pay no sales charge or commissions to purchase shares of the Fund. The minimum initial purchase is $5,000, except for IRA and Keogh accounts where the minimum initial purchase is $2,000. There is no minimum for additional investments. Minimum individual initial investments may be waived for omnibus arrangements with certain broker dealers. Gintel Asset Management, Inc. (the "Investment Advisor") acts as investment advisor to the Fund.



                            OBJECTIVE--     To achieve capital appreciation by
                                            investing in equities

                     NO SALES CHARGES--     No Sales Load
                                            No Redemption Fees
                                            No 12b-1 Fees

                   EXPENSE LIMITATION--     Advisory fees, brokerage
                                            commissions, and operating expenses
                                            are limited to a fixed percentage
                                            of assets.

                   MINIMUM INVESTMENT--     $5,000 ($2,000 for IRA and Keogh
                                            accounts)

          ROUTINE SHAREHOLDER REPORTS--     We update shareholders on the market
                                            and portfolio at least four times a
                                            year, including Semi-Annual and
                                            Annual Reports.

  MANAGEMENT ALSO INVESTS IN THE FUND--     As of March 31, 1996, the employees
                                            of the Advisor and their families
                                            owned  32.7% of the Fund's shares.


         This Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of the Fund and should be read and retained for future reference. A Statement of Additional Information, dated May 1, 1996, (revised October 25, 1996) containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained without charge by calling (203) 622-6400 or writing the Funds' Investment Advisor at 6 Greenwich Office Park, Greenwich, CT 06831.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases . . . . . . . . . . . . . . . . .  NONE
Maximum Sales Load Imposed on Reinvested Dividends  . . . . . . . . . . .  NONE
Deferred Sales Load Imposed on Redemptions  . . . . . . . . . . . . . . .  NONE
Redemption Fees (as a percentage of assets redeemed)  . . . . . . . . . .  NONE
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  NONE

OPERATING EXPENSES FOR YEAR ENDED DECEMBER 31, 1995
(as a percentage of average net assets)

         Management Fees                                              .99%
         Other Expenses*                                              .81%
         12b-1 Fees                                                    --
                                                                     ----
         Total Fund Operating Expense                                1.80%
                                                                     ----

* Excludes estimated brokerage commissions of 45 basis points, which are paid by the Distributor under the Fund's Administrative Services Agreement.

Example:

                                                  1 YEAR           3 YEARS           5 YEARS          10 YEARS

         You would pay the following            $ 18                 $57               $98              $212
         expenses on a $1,000 invest-
         ment, assuming (a) 5% annual
         return and (b) redemption at
         the end of each time period:

         The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "Investment Advisor and Investment Advisory Agreement", "Purchase of Shares" and "Distribution Plans".) The Example shown in the table above should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. In addition, the 5% annual return cited in the Example is hypothetical and is not representative of the Fund's actual performance.

         Effective October 1, 1996, after the merger of Gintel ERISA Fund into Gintel Fund, the Administrative Services Fee was reduced by 12-1/2 basis points on the first $50 million of assets under management and collection of the fee was changed from paying quarterly in advance to paying monthly in arrears.

                        CONDENSED FINANCIAL INFORMATION


         The following Per Share Income and Capital Changes table has been examined by Richard A. Eisner & Company, LLP, independent auditors, whose report dated January 22, 1996, expresses an unqualified opinion thereon. This table should be read in conjunction with the financial statements, related notes, and report of Richard A. Eisner & Company, LLP, all of which are included in the Statement of Additional Information which may be obtained from the Fund upon request and without charge. Further information about the Fund's performance is contained in the annual report, which may be obtained without charge.


                     PER SHARE INCOME AND CAPITAL CHANGES*
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)


                                                               YEAR
                                                            ENDED 12/31
                                       -------------------------------------------------------------------------------
                                       1995        1994        1993       1992       1991      1990      1989     1988
                                       ----        ----        ----       ----       ----      ----      ----     ----
Net Asset Value,
  Beginning of year                    $12.46      $15.11      $16.45     $13.48     $12.75    $14.18    $12.70   $9.82
Income from
  Investment Operations
  Net Investment Income(loss)            (.01)        .04        (.06)       .09        .32       .46      1.10     .28
  Net realized and unrealized
      gain(loss) on securities           3.86       (2.53)        .37       3.23       1.66     (1.40)     1.82     2.60
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Income           3.85       (2.49)        .31       3.32       1.98      (.94)     2.92     2.88
------------------------------------------------------------------------------------------------------------------------
Less:  Distributions
   Net investment income                  .01         .04         --         .10        .31       .49      1.44       --
   Capital gains                          .93         .12         1.65       .25        .94        --        --       --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                       .94         .16         1.65       .35       1.25       .49      1.44       --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                          $15.37      $12.46      $15.11     $16.45     $13.48    $12.75    $14.18   $12.70
========================================================================================================================
Total Return                             31.0%      -16.5%        2.0%      24.7%      15.6%     -6.7%     23.8%    29.4%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year (000)         $96,739     $88,277     $136,110   $164,620   $77,408   $79,340   $94,566  $83,214
Ratio of operating expense to
  average net assets                      2.3%**      2.4%**      2.2%**     1.7%**     1.4%      1.5%      1.4%     1.6%
Ratio of net investment
  income (loss) to average net assets     (.1%)        .3%         (.3%)      .9%       1.9%      3.1%      7.4%     2.5%
Portfolio turnover rate                  55.4%       69.6%        50.8%     56.0%      66.3%     75.0%     65.4%    85.4%
Shares outstanding at end
of year (000)                           6,296       7,085        9,009    10,010      5,741     6,223     6,667    1,250


                                           7 MONTHS      YEAR
                                          ENDED 12/31  ENDED 5/31
                                          -----------  ----------
                                            1987***      1987
                                            ----         ----
Net Asset Value,
  Beginning of year                         $13.58       $18.09
Income from
  Investment Operations
  Net Investment Income(loss)                  .17          .24
  Net realized and unrealized
      gain(loss) on securities                (2.59)       1.69
-----------------------------------------------------------------
  Total from Investment Income                (2.42)       1.93
-----------------------------------------------------------------
Less:  Distributions
   Net investment income                        .30         .29
   Capital gains                               1.04        6.15
-----------------------------------------------------------------
Total Distributions                            1.34        6.44
-----------------------------------------------------------------
Net Asset Value,
  End of Year                                 $9.82      $13.58
=================================================================
Total Return                                  -19.8%       14.0%
-----------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year (000)               $80,093     $21,458
Ratio of operating expense to
  average net assets                           1.2%         1.3%
Ratio of net investment
  income (loss) to average net assets          2.3%         1.3%
Portfolio turnover rate                       51.6%       111.4%
Shares outstanding at end
of year (000)                                1,557        1,706

* The above per share information is based upon a daily average of shares outstanding, which has been restated to reflect the 5.241835/1 split on September 25, 1992.

** The Fund's expense ratio includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative Services fee, and, therefore, may appear higher than those of other mutual funds as well as for the Fund in prior years.

***      Reflects changes in fiscal year from May 31 to December 31.

                                DEBT INFORMATION

                                                                                  MONTHLY
                                                             MONTHLY              AVERAGE               MONTHLY
                                     AMOUNT OF             AMOUNT OF         REGISTRANT'S            AMOUNT OF
                                      DEBT OUT-            DEBT OUT-          SHARES OUT-             DEBT PER
                                    STANDING AT             STANDING             STANDING                SHARE
                                         END OF           DURING THE           DURING THE           DURING THE
                                           YEAR                 YEAR                 YEAR                  YEAR
                                    -----------           ----------         ------------           -----------
1995    .........................           -0-             $388,719            6,408,241                $0.06
1994     .........................          -0-                  -0-                  -0-                  -0-
1993     ........................           -0-                  -0-                  -0-                  -0-
1992     .........................          -0-             $101,137            6,750,710                 $.03
1991     .........................          -0-                  -0-                  -0-                  -0-
1990     .........................          -0-                  -0-                  -0-                  -0-
1989     .........................          -0-             $595,250            1,261,102                $0.47
1988     .........................  $10,162,000           $3,116,500            1,373,639                $2.27
1987*   ........................            -0-                  -0-            1,713,311                  -0-
1987     ........................           -0-           $1,204,917            1,544,743                $0.78
1986     ........................    $5,000,000             $973,077            1,449,381                $0.67
1985     ........................           -0-                  -0-                  -0-                  -0-
1984     ........................           -0-           $4,081,764            1,188,094                $3.44
1983     ........................    $6,063,000           $1,312,151              897,338                $1.46
1982     ........................           -0-                  -0-                  -0-                  -0-


*  Seven month period from June 1, 1987 through December 31, 1987

                                    THE FUND

         Gintel Fund is a business trust formed under the laws of the Commonwealth of Massachusetts. The Fund is an open-end, non-diversified investment company as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). As an open-end investment company, the Fund has an obligation to redeem its shares held by any investor at the net asset value of the shares next determined after receipt of a redemption request in proper
form.   (See "Redemption of Shares" in this Prospectus and "Computation of Net
Asset Value" in the Statement of Additional Information.) The Investment Advisor's office is at 6 Greenwich Office Park, Greenwich, Connecticut 06831, and the telephone number is (203) 622-6400.

                             INVESTMENT PERFORMANCE

         The following table illustrates the total return from a hypothetical investment in the Fund at inception. TOTAL RETURN is the percentage change between the net asset value of one Fund share at the beginning of a period and the net asset value of such share at the end of the period assuming reinvestment of all dividends at the net asset value on the reinvestment date. Dividends are comprised of realized capital gains and investment income. CUMULATIVE TOTAL RETURN reflects the Fund's performance over a stated period of time. No adjustments were made for income taxes. All such quotations are based upon historical data and should not be considered a representation of the Fund's future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. Performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operation expenses.

              SUMMARY OF ANNUAL INVESTMENT RESULTS SINCE INCEPTION
                      (assuming reinvestment of dividends)


                                                                                                                          Cumu-
1995    1994      1993    1992    1991    1990    1989     1988    1987     1986    1985    1984    1983    1982  1981*  lative
-----   -----     ----    ----    ----    ----    ----     ----    ----     ----    ----    ----    ----    ----  ----   ------
31.0%   -16.5%    2.0%    24.7%   15.6%   -6.7%   23.8%    29.4%   -14.3%   20.8%   20.0%   -2.6%   34.3%   34.1%  7.6%  464.92%

         *June 10, 1981-December 31, 1981

         Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from major market indices such as the Dow Jones Industrial Average and Standard & Poor's 500 Stock Index. Such comparative performance information will be stated in the same terms in which the performance of such indices are stated. Further information about the Fund's performance is contained in the Annual Report.

                       INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to achieve capital appreciation by investing in equities. Toward this end, the Fund invests in common stocks or securities convertible into common stock. The Fund will invest in major corporations whose shares are listed on the New York Stock Exchange, the American Stock Exchange or the Over-the-Counter market.
Although the Fund has flexibility to invest in a broad range of corporations, it will not purchase the securities of any corporation with a record of less than three years' continuous operations (including that of predecessors) if such investment would exceed 5% of the Fund's total assets at time of purchase. Up to 20% of the Fund's total assets may be invested in non-U.S. securities. There can be no assurance that the Fund's objective will be achieved.

         Current income is not the Fund's investment objective; however, when, in the Investment Advisor's opinion, market conditions warrant a temporary defensive position, there is no restriction on the Fund's investment in debt instruments, including tax-exempt bonds. Similarly, there may be occasions when the Fund will have a position of its portfolio invested in cash or cash equivalents.

         The Fund may, from time to time, borrow money to the maximum extent permitted by the Investment Company Act from banks at prevailing interest rates and invest the funds in additional securities. The Fund's borrowings are limited so that immediately after such borrowings the value of assets (including borrowings) less liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Fund, for any reason, have borrowings that do not meet the above test then, within three business days, the Fund must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of the Fund's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of the Fund could decrease faster than if there had been no borrowings.

         The Fund may lend its portfolio securities to brokers, dealers and other institutional investors in an amount not to exceed 10% of its total assets.

         The Fund, subject to certain restrictions, may invest in other investment companies. To the extent that it does, duplicate fees may be incurred.

         The Fund will not make short sales of securities or maintain short positions unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box". Such a transaction serves to defer a gain or loss for Federal income tax purposes.

         Up to 20% of the Fund's total assets may be invested in non-U.S. securities. There are certain risks involved in investing in non-U.S. securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange regulations or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many non-U.S. companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund.

         The Fund may invest in all types of debt securities, in any proportion, including debt obligations of the U.S. Treasury, its agencies and instrumentalities, bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, and repurchase agreements. The Fund may invest in investment-grade corporate debt securities which are considered to be those rated Baa-3 or higher by Moody's Investors Service, Inc. or BBB- or higher by Standard & Poor's Corporation. Securities rated Baa-3 and BBB- are considered to have speculative characteristics. The Fund will not invest in securities judged by the Advisor to be of poor quality, although it may invest in unrated securities if the Advisor determines that such securities present attractive investment opportunities and are of comparable quality to the other debt securities in which the Fund may invest.

         The Fund has the right to modify the investment policies described above without shareholder approval; however, the Fund does not presently contemplate making any such modifications.

         The Fund has adopted the following restrictions which may not be changed without shareholder approval:

            (1) with respect to 50% of its assets, it will not at the time of purchase invest more than 5% of its total assets, at market value, in the securities of any one issuer (except the securities of the United States Government); and

            (2) with respect to the other 50% of its assets, it will not invest at the time of purchase more than 25% of the market value of its total assets in any single issuer.

These two restrictions, hypothetically, could give rise to a portfolio with as few as twelve issues.

                               PURCHASE OF SHARES

         The minimum initial investment by a shareholder is $5,000, except for IRA and Keogh accounts where the minimum initial purchase is $2,000. There is
no minimum for additional investments.    The Fund reserves the right, in its
sole discretion, to reject any subscription. No share certificates will be issued unless requested in writing. Subscriptions for shares are subject to acceptance by the Fund and are not binding until accepted.

         Purchase by Mail: Shares of the Fund may be purchased by sending a completed Application (included with this Prospectus or obtainable from the Fund) to Gintel Group, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798, accompanied by a check payable to Gintel Group in payment for the shares. Applications sent to the Fund will be forwarded to Chase Global Funds Services Company and will not be effective until received by Chase Global Funds Services Company. Special forms are required for IRA and Keogh subscriptions and may be obtained by contacting the Fund. Chase Global Funds Services Company will charge $25.00 for each check returned for insufficient funds.

         Purchase by Exchange: Shares of the Fund may be exchanged for shares of any other fund with which the Fund has an exchange arrangement. When opening an account by exchange, the new account must be established with the same name(s), address, and tax identification number as the other account and must meet that fund's minimum initial investment. Purchase by exchange may be executed by either mail or telephone but in every instance must comply with the purchase and redemption procedures set forth in the Prospectus. Neither Chase Global Funds Services Company nor the Fund will be liable for acting upon such instructions, regardless of the authority or absence thereof of the person giving the instructions, or for any loss, expense, or cost arising out of any exchange by telephone, whether or not properly authorized and directed. An investor will bear the risk of loss. The staff of the Securities and Exchange commission is currently examining whether such responsibilities may be
disclaimed.   The accuracy of telephone transactions should be verified
immediately upon the receipt of confirmation statement.

         Purchase by Wire: Investors may purchase shares by wire by first telephoning Chase Global Funds Services Company at 1-800-344-3092 for instructions and wire control number and subsequently wiring Federal funds and registration instructions to: Chase Manhattan Bank N.A., ABA #021000021, Gintel Group, DDA No. 910-2-732980, for further credit to (Name of Fund), Account Registration (including account name, number and wire control number).

         Purchase by Automatic Investment: Investors may purchase shares on a regular basis, (the first, the fifteenth, or the first and fifteenth of each month), by automatically transferring a specified dollar amount ($100 minimum) from their regular checking or NOW account to their specified Gintel Group Account. Special forms are required for this automatic investment plan and may be obtained by contacting the Fund.

         Confirmed purchases will be done only at the discretion of the Investment Advisor.

         Purchase of shares of the Fund may also be made through registered securities dealers who have entered into selected dealer agreements with the Distributor. A dealer who agrees to process an order on behalf of an investor may charge the investor a fee for this service.

         The offering price of each Fund share is the net asset value per share next computed after the subscriber's application is received by Chase Global Funds Services Company. The net asset value per share is determined by dividing the market value of the Fund's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. The Fund will determine net asset value of its shares on each "Fund Business Day", which is any day the New York Stock Exchange is open for business exclusive of national holidays.

         All ordinary income dividends and capital gains distributions are automatically reinvested at net asset value unless the Chase Global Funds Services Company receives written notice from a shareholder at least 30 days prior to the record date requesting that the distributions and dividends be distributed to the investor in cash.

                              REDEMPTION OF SHARES

         Upon receipt by Chase Global Funds Services Company of a request in proper form, the Fund will redeem shares at its next determined net asset value. Redemption of shares of the Fund or payments therefore may be suspended at such times (a) when the New York Stock Exchange is closed, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

         Redemption by Mail: Shares may be redeemed by sending a written redemption request to Gintel Group, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Any written request sent to the Fund will be forwarded to Chase Global Funds Services Company and the effective date of the redemption request will be when the request is received in proper form by Chase Global Funds Services Company. The redemption value of each Fund share is the net asset value per share next computed after the redemption request is received in proper form. Where share certificates have been issued, a shareholder must endorse the certificates and include them in the redemption request. "Proper form" means that the request for redemption must include the following:

         1. A letter of instruction specifying the Fund name, the account number, and the number of shares or the dollar amount to be redeemed and signed by all registered owners exactly as their names appear on the account.

         2. Signatures must be guaranteed by an eligible guarantor institution as described in Rule 17Ad-15 under the Securities and Exchange Act of 1934. Such institutions include banks, brokers, securities dealers, credit unions, securities exchanges, clearing agencies and savings associations. The eligible guarantor institution must be a participant in a recognized signature guarantee program such as the STAMP program of the Securities Transfer Association. Eligible guarantor institutions previously approved by Chase Global Funds Services Company (commercial banks and members of domestic stock exchanges) will continue to be approved. Eligible guarantor institutions not previously approved by Chase Global Funds Services Company and not yet members of a recognized signature guarantee program, must make application to that company. For complete information or a copy of Chase Global Funds Services Company's signature guarantee Standards, Procedures and Guidelines, please contact the Transfer Agent at (800) 344-3092. A notary public is not an acceptable guarantor.

         3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, corporations, pension and profit sharing plans and other organizations. Shareholders should contact Chase Global Funds Services Company, (800) 344-3092, to obtain further information on the specific documentation required.

         Payment will be made for redeemed shares as soon as practicable, but in no event later than three business days after proper receipt of redemption notification. Payment will be made by check, unless a shareholder arranges for the proceeds of redemption requests to be sent by Federal fund wire to a designated bank account, in which case a wire charge (currently $8.00 per wire) will be deducted from the account. Shareholders should contact Chase Global Funds Services Company, (800) 344-3092, to obtain further information on this service and the related charges.

         Redemption by Telephone: Shareholders who authorize telephone redemptions in the Application may redeem shares by telephone instructions to Chase Global Funds Services Company which will wire the proceeds of redemptions to the bank and bank account number specified in the Application or mail the proceeds to the address of record, except that telephone redemptions of less than $1000 will be mailed. Redemptions by wire will be charged a wire fee (currently $8.00 per wire) which will be deducted from the account. Any change in the bank account specified in the Application must be made in writing with a signature guarantee as described above for redemptions by mail. Neither Chase Global Funds Services Company nor the Fund will be liable for acting upon such instructions, regardless of the authority or absence thereof of the person giving the instructions, or for any loss, expense, or cost arising out of any redemptions by telephone, whether or not properly authorized and directed.

         Automatic Redemptions: A shareholder who owns shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Shareholder may request a declining balance withdrawal, a fixed dollar withdrawal, a fixed share withdrawal, or a fixed percentage withdrawal (based on the current value of the account) on a monthly, quarterly, semi-annual or annual basis. When a shareholder reaches age 59-1/2 and begins to receive distributions from an IRA or other retirement plan invested in the Fund, the shareholder can arrange to have a regular monthly or quarterly redemptions made under Systematic Withdrawal Plan. In this case it is not necessary for the account value to be $10,000 or more. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling the Fund.

         Sales of shares of the Fund may also be made through registered securities dealers who have entered into selected dealer agreements with the Distributor. A dealer who agrees to process an order on behalf of an investor may charge the investor a fee for this service.

         With the exception of IRA or Keogh accounts, the Fund reserves the right to close accounts that have dropped below $5,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and invited to add to their account if they wish to continue as a shareholder of the Fund; however the Fund does not presently contemplate making such redemptions.

         Confirmed redemptions will be done only at the discretion of the Investment Advisor.

                                   MANAGEMENT

         Responsibility for management of the Fund is vested in the Board of Trustees. The Board approves all significant agreements between the Fund and all persons or companies that furnish services to the Fund, including the Investment Advisory Agreement and Administrtive Services Agreement. The trustees elect the officers of the Fund to supervise actively the day to day operations of the Fund. The trustees and officers of the Fund and their principal occupations for the past five years are listed below. Unless otherwise indicated the address of each trustee and executive officer is 6 Greenwich Office Park, Greenwich, CT 06831:

NAME AND OFFICE          PRINCIPAL  OCCUPATION
---------------          ---------------------
ROBERT GINTEL,*          Chairman and Chief Executive Officer of Gintel Asset Management, Inc. since 1971; Senior Partner of Gintel
Chairman of the Board,   & Co. Limited Partnership, a member firm of  the New York Stock Exchange, Inc. and an associate member firm
Chief Executive Officer  of the American Stock Exchange, Inc. since June 1969; Chairman and Director, Oneita Industries (textile &
and Trustee              apparel manufacturer); Vice Chairman and Director of XTRA Corporation (intermodal equipment leasing);
                         Chairman of the Board, Chief Executive Officer and trustee of the Fund since November 1980.

THOMAS H. LENAGH,        Financial Consultant; formerly Chairman and Trustee, Chief Executive Officer of Greiner Engineering Co.
Trustee,                 (consulting engineers); financial advisor to various institutions since January 1980; special advisor to
1 Brookside Drive        the Aspen Institute (research institute) from September 1979 until September 1980 and Financial Vice
Westport, CT  06880      President of the Aspen Institute from September 1978 until September 1979; previously, Treasurer and financial advisor to the Ford Foundation and director of Cluster B registered investment companies managed by Merrill Lynch Asset Management, Inc.; and director of Adams Express Co. (closed-end investment company),
                         USLife Corp., ICN Biomedics, Inc., SCI  Systems, Inc. (computer peripherals), Irvine Sensors Corp.
                         (infrared sensing device manufacturer), CML Inc., (specialty retailing), Clemente Global (investment company), and Rexhall, Inc. (motor home manufacturer);  trustee of the Fund since December 1980.

FRANCIS J. PALAMARA,     Business Consultant; previously Director and Executive Vice President of ARA Services, Inc. (provides
Trustee,                 various services for industry, institutions and government; formerly director and Executive Vice President
3110 E. Maryland Ave.    of the Pittston Company (holding company for coal and other interests); from 1972 until 1978, Executive
Phoenix, AZ  85064       Vice President and Chief Operating Officer of the New York Stock Exchange, Inc.; director of XTRA
                         Corporation (intermodal equipment leasing); Glenmede Fund (a regulated investment company); and Central
                         Tractor Farm & Country (specialty retailing); trustee of the Fund since January 1981

 NAME AND OFFICE                   PRINCIPAL OCCUPATION
 ---------------                   --------------------
 RUSSEL R. TAYLOR,                 Associate Professor of Management, College of New Rochelle, since
 Trustee,                          1977; founder and Director of Russel Taylor, Inc. since 1963;
 31 Indian Point Lane              trustee of the Fund since December 1985.
 Riverside, CT  06878

 STEPHEN G. STAVRIDES,*            Director, President and Treasurer of Gintel Asset Management, Inc.;
 Trustee, Chief Operating          General Partner of Gintel & Co. Limited Partnership; President and
 Officer, President and            Treasurer of the Fund; previously Corporate Administrator of Poten
 Treasurer                         & Partners, Inc. (an energy and ocean transportation brokerage and consulting firm); from 1972-1980; Vice President of various groups in the D. K. Ludwig organization; and Director of Home Savings in
                                   Houston from 1978-1980.  Trustee of the Fund since December 1981.

 DONNA K. GRIPPE                   Secretary and Assistant Treasurer; previously, Manager of the Fund
 Secretary and Assistant           Accounting for American Investors Fund, Inc., American Investors
 Treasurer                         Income Fund, Inc., and American Investors Money Market Fund, Inc.



         On February 29, 1996 Robert M. Gintel and his family, trustees of the Fund and employees of the Investment Advisor and Gintel & Co. owned directly or beneficially 2,041,636 shares with a market value of $32,666,174, representing 33.1% of the Fund's outstanding shares.

________
*  Interested person as defined in the 1940 Act..


                         TAX-SHELTERED RETIREMENT PLANS

         The Fund makes available Keogh and IRA Plans, including IRA's set up under a Simplified Employee Pension Plan ("SEP-IRA's") and IRA "Rollover Accounts". Investors who wish to purchase shares in conjunction with any such tax-sheltered retirement plan may request from the Fund forms for adoption of such plans. All fees charged by the Custodian are described in the appropriate form. The investor should read the plan and related agreements for further details as to eligibility, service fees and the summary of certain Federal income tax implications. Further, each investor should consult a tax advisor regarding the tax consequences of adopting such plans, since the Fund is not and should not be relied upon to provide tax advice for each investor.

              INVESTMENT ADVISOR AND INVESTMENT ADVISORY AGREEMENT

         Gintel Asset Management, Inc. (formerly Gintel Equity Management, Inc.), 6 Greenwich Office Park, Greenwich, CT 06831, is the Investment Advisor to the Fund pursuant to the investment advisory agreement (the "Agreement"). The Agreement provides that the Investment Advisor identify and analyze possible investments for the Fund and determine the amount, timing, and form of such investments. The Investment Advisor has the responsibility of monitoring and reviewing the Fund's portfolio, on a regular basis, and recommending the ultimate disposition of such investments. It is the Investment Advisor's responsibility to cause the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Board of Trustees.

         Robert M. Gintel owns all the outstanding shares of the Investment Advisor. Since 1971, the Investment Advisor has been managing discretionary investment accounts for individual investors, corporate pension funds and profit sharing plans, charitable foundations, universities and others.

         The Investment Advisor receives a fee from the Fund, calculated daily and paid monthly in arrears, for the performance of its services at an annual rate of 1% of the average daily net assets of the Fund. The fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares. The advisory fee is higher than that paid by most investment companies; however, many of those investment companies are of different size or have different investment objectives from the Fund. For the fiscal year ended December 31, 1995 the Fund paid fees to the Investment Advisor of $928,954.

         The following are biographies of key personnel who are ultimately responsible for investment decisions:

         ROBERT M. GINTEL has spent his entire business career in the investment industry with more than 40 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Asset Management, Inc. He is also a Senior Partner and founder of Gintel & Co., a member of the New York Stock Exchange and associate member of the American Stock Exchange, and Chairman of the Board and Chief Executive Officer of Gintel Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations and is currently Chairman of the Board of Oneita Industries and Vice Chairman of the Board of XTRA Corporation. Mr. Gintel has lectured and written articles on investments and has appeared on Wall Street Week as well as other television and radio programs.

         CECIL A. GODMAN, III joined the Gintel organization in 1985. He serves as a director of Gintel Asset Management, Inc. and is a General Partner of Gintel & Co. Before joining Gintel Asset Management Inc. Mr. Godman spent two years as a securities analyst with First Tennessee Investment Management, Inc., a $1.8 billion asset management subsidiary of First Tennessee National Corporation, where he was a member of the Investment Policy Committee and the Equity Selection Group. Prior to that Mr. Godman had been a commercial loan officer in the small business division at First Tennessee Bank. Mr. Godman has been interviewed by BARRON'S and has been a featured speaker at the Donoghue's Mutual Fund Conferences. He received his B.A. in Business Administration and Economics from Rhodes College in 1982.

         EDWARD F. CARROLL joined Gintel Asset Management, Inc. in 1983 and is a General Partner of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 35-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.

         The Code of Ethics of the Advisor and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Advisor and the Fund is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.

                       ADMINISTRATIVE SERVICES AGREEMENT

         The Administrative Services Agreement, dated August 24, 1992, provides that in consideration for the services provided by the Distributor and the payment by the Distributor of substantially all of the Fund's expenses previously paid by the Fund directly, including but not limited to brokerage commissions, charges for custody, fund accounting, transfer agency, administration, registration, printing, legal counsel, independent accountants, shareholder and trustee meeting expenses and insurance (but excluding the Investment Advisor's fees, the fees paid to the non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor will receive a fee calculated daily and paid quarterly in advance
based on average daily net assets.   The Distributor will pay for any
distribution-related expenses out of its own sources, including legitimate profits from the administrative services fee received from the Fund. Under the Agreement, the Distributor received an annual fee, paid quarterly in advance, of 1.25%of the first $50 million of the average daily net assets, 1.125% of the next $50 million of the average daily net assets, and 1.0% of the average daily net assets in excess of $100 million. For the fiscal year ended December 31, 1995, the Fund paid fees to the Distributor of $1,107,572.

         Effective October 1, 1996, after the merger of Gintel ERISA Fund into Gintel Fund, the method of fee collection was changed from paying quarterly in advance to paying monthly in arrears and the Administrative Services Fee was reduced by 12-1/2 basis points on the first $50 million of assets under management, so that the Distributor now receives an annual fee of 1.125% of the first $100 million of average daily net assets and 1% of average daily net assets over $100 million.

                              BROKERAGE ALLOCATION

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities are made by officers of the Fund with the assistance of the Investment Advisor. The Board of Trustees has authorized the Fund to use Gintel & Co. Limited Partnership ("Gintel & Co."), on an agency basis, to supervise and to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges where relevant, or which are traded in the Over-the-Counter market. Under the Administrative Services Agreement, however, the Distributor and not the Fund pays all brokerage commissions on securities transactions.

                                  TAX MATTERS

         The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of their investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that the Fund will satisfy the distribution requirement of Subchapter M and not be subject to Federal income taxes or the 4% excise tax.

         The Fund is organized as a Massachusetts business trust. So long as it qualifies as a regulated investment company for Federal income tax purposes, it will not be subject to any income tax in the Commonwealth of Massachusetts.

         Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for Federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Because the Fund's investment income may include interest and dividends from foreign corporations and the Fund may have short-term capital gains, substantially less than 100% of the ordinary income dividends paid by the Fund may qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

         Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the year will be sent to shareholders promptly after the end of each year.

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within thirty days before or after such disposition.

         Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of Federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid this back-up withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for an individual is usually his Social Security number) and certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

         The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax consider-ations relevant to the Fund that is contained in the Statement of Additional Information for the Fund. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including application of state and local taxes which may differ from the Federal income tax consequences described above.

               ORGANIZATION AND DESCRIPTION OF SHARES OF THE FUND

         The Fund is an open-end, non-diversified management investment company. On September 6, 1986, it reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts and filed its Declaration of Trust filed July 29, 1986. Because the Fund is "non-diversified", more than 5% of the Fund's assets may be invested in the equity securities of any single issuer, which may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified mutual fund.

         The Trustees are permitted to issue an unlimited number of shares of beneficial interest in the Fund in an unlimited number of series of shares. Each share has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Shares of the Fund do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for trustees can elect all trustees and the remaining shareholders would not be able to elect any trustees. The Board of Trustees may classify or reclassify any unissued shares of the Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

         There will not normally be annual shareholder's meetings. The Fund, however, at its discretion, may continue to hold meetings of its shareholders to discuss portfolio management and shareholder relations but such meetings will not be subject to the rules and regulations of the securities laws with respect to proxy solicitation. The Trustees will promptly call a shareholder's meeting to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the Fund's outstanding shares.

              CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

         The transfer agent, dividend paying agent and custodian for all cash and securities of the Fund is Chase Manhattan Bank, N.A., 770 Broadway, New York, New York 10003.

                              COUNSEL AND AUDITORS

         The firm of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel is counsel for the Fund. Richard A. Eisner & Company, LLP, has been appointed independent auditors for the Fund. These firms provide similar services to the Investment Advisor and Gintel & Co.

                               OTHER INFORMATION

         This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information for the Fund included in such registration statement may be obtained without charge from the Fund.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.





                                    [GRAPH]





                                  GINTEL FUND
                        Average Annual  Rates of Return

                  One (1) Year                               31.0%
                  Five (5) Years                             11.4%
                  Ten (10) Years                             11.0%

Investment results are net of expenses, with dividends and capital gains reinvested. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's prospectus contains more and should be read carefully.

                               TABLE OF CONTENTS




                                                          PAGE

Expenses                                                    2
Condensed Financial Information                             3
The Fund                                                    4
Investment Performance                                      4
Investment Objective and Policies                           5
Purchase of Shares                                          6
Redemption of Shares                                        7
Management                                                  9
Tax-Sheltered Retirement Plans                              10
Investment Advisor
  and Investment Advisory Agreement                         10
Administrative Services Agreement                           11
Brokerage Allocation                                        12
Tax Matters                                                 12
Organization and Description of Shares
  of the Fund                                               13
Custodian, Transfer Agent
  and Dividend Paying Agent                                 13
Counsel and Auditors                                        13
Other Information                                           14




                               INVESTMENT ADVISOR
                         Gintel Asset Management, Inc.
                            6 Greenwich Office Park
                              Greenwich, CT  06831

                          SHAREHOLDER SERVICING AGENT
                      Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA  02208-2798



                                     GINTEL


GINTEL FUND


PROSPECTUS

MAY 1, 1996
(REVISED OCTOBER 25, 1996)





GINTEL GROUP
C/O CHASE GLOBAL FUNDS SERVICES COMPANY
P.O. BOX 2798
BOSTON, MA 02208-2798

TOLL FREE
800 344-3093

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1996
                           (REVISED OCTOBER 25, 1996)

                                  GINTEL FUND

         Gintel Fund (the "Fund") is an open-end, non-diversified management investment company whose investment objective is long-term capital appreciation with minimum emphasis on current income. The Fund offers and redeems its shares at net asset value. Investors pay no sales charge or commissions to purchase Fund shares. The minimum initial investment is $5,000, except for IRA and Keogh accounts where the minimum initial purchase is $2,000. Minimum individual initial investments may be waived for omnibus arrangements with certain broker dealers. There is no minimum for additional investments.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's current Prospectus, a copy of which may be obtained by writing Gintel Asset Management, Inc. (the "Investment Advisor") at 6 Greenwich Office Park, Greenwich, CT 06831 or calling (203) 622-6400.

         This Statement of Additional Information is related to the Fund's Prospectus dated May 1, 1996, as revised on October 25, 1996.

                               TABLE OF CONTENTS

                                                                                                                         PAGE
Investment Objective and Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Investment Advisor and Investment Advisory Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Administrator and Administrative Services Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Portfolio Transactions and Brokerage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Allocation of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Computation of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Shareholder Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Report of Independent Certified Public Accountants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-2

                        INVESTMENT OBJECTIVE AND POLICY

         The following information supplements, and should be read in conjunction with, the section in the Fund's Prospectus entitled "Investment Objective and Policy".

         As described in the Fund's Prospectus, the Fund invests in common stocks or securities convertible into common stock. As a non-diversified investment company, the Fund may concentrate its investments in as few as twelve issues or four industry groups. The Fund will invest in major corporations whose shares are listed on the New York Stock Exchange or the American Stock Exchange but it will also invest in non-speculative securities traded in the Over-the-Counter market provided that such investments do not exceed 35% of the Fund's total assets at time of purchase. Although the Fund will have flexibility to invest in a broad range of corporations, it will not purchase the securities of any corporation with a record of less than three years continuous operations (including that of predecessors) if such investment would exceed 5% of the Fund's total assets at time of purchase. Up to 20% of the Fund's total assets may be invested in foreign securities.

         The Fund may lend its portfolio securities to brokers, dealers and other institutional investors in an amount not to exceed 10% of the Fund's total assets under circumstances where the borrower of such securities provides cash or cash equivalents as collateral (such cash equivalents will be limited to securities issued or guaranteed by the United States Government, its agencies or instrumentalities) at all times in an amount at least equal to the value of the borrowed securities, and the Fund will retain the right to obtain any dividend, interest or other distribution on the securities and any increase in their market value and reserves the right to terminate such arrangement at any time (such right of termination may be exercised, among other reasons, to obtain the return of the securities on loan for the purpose of voting on any matters considered material by the Fund's management).

         Unlike the investment objective of maximizing total investment return and the investment restrictions set forth below (see "Investment Restrictions"), which may not be changed without shareholder approval, the Fund has the right to modify the investment policies described above without shareholder approval. However, the Fund does not presently contemplate making any such modifications.

                            INVESTMENT RESTRICTIONS

                 The Fund has the following restrictions:

                          (1) with respect to 50% of its assets, the Fund may not invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government) and may not purchase 10% of the outstanding voting securities of a single issuer.

                          (2) with respect to the other 50% of its assets, the Fund may not invest more than 25% of the market value of its total assets in a single issuer.

         These two restrictions, hypothetically, could give rise to a portfolio with as few as twelve issues. To the extent that the Fund's assets are invested in a smaller number of issues, there may be a greater risk in an investment in the Fund than in a diversified investment company.

         In addition, the Fund will not:

                          (1) make loans of money or securities other than (a) through the purchase of securities in accordance with the Fund's investment objectives, and (b) by lending portfolio securities in an amount not to exceed 10% of the Fund's total assets;

                          (2) buy or sell commodities or commodity futures contracts;

                          (3) underwrite securities;

                          (4) make short sales, except short sales made "against the box" to defer recognition of taxable gains or losses and in special arbitrage situations;

                          (5) invest for the purpose of exercising control or management;

                          (6) invest more than 5% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's securities;

                          (7) invest in restricted securities (securities that must be registered under the Securities Act of 1933, as amended, before they may be offered and sold to the public;

                          (8)  participate in a joint investment account;

                          (9) issue senior securities;

         These investment restrictions may not be changed without approval by a vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940 (the "1940 Act"), such approval requires the affirmative vote, at a meeting of shareholders, of the lessor of (a) more than 50% of the fund's outstanding shares, or (b) at least 67% of shares present or represented at the meeting, provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

         While not fundamental policies, the Fund undertakes to comply with the following investment restrictions:

                 (a) investments which are not readily marketable are limited to 15% of each Fund's average net assets at the time of purchase; included in this category are "restricted" securities, and any other assets for which an active and substantial market does not exist at the time of purchase or substantial market does not exist at the time of purchase or subsequent valuation; restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have beed determined to be liquid by the Fund's Board of Trustees based upon the trading markets of the securities;

                 (b)  the Fund may not purchase securities on margin:

                 (c) the Fund may loan portfolio securities if collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable as determined by a finding that adequate with provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finder's fees), voting rights and dividend rights;

                 (d) investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets; included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; and, warrants acquired by the Fund may be deemed to be without value;

                 (e) the Fund may not invest in oil, gas and other mineral leases (excluding readily marketable securities of companies which invest in oil, gas, and other mineral leases); and

                 (f) the Fund will not purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

                                   MANAGEMENT

         Reference is made to the Fund's current Prospectus for the names of the trustees and officers of the Fund and their principal occupations for the last five years. Interested trustees do not receive trustee's fees. Each of the other trustees receives an annual fee of $16,500 paid by the Fund plus expenses for each meeting of the Board and of shareholders which he attends. The Chairman of the Audit Committee receives an additional annual fee of $2,500.

         Set forth below is information regarding compensation paid the period from January 1, 1995-December 31, 1995:

                                                       Pension or  Retirement     Estimated Annual
                                                       ----------------------     ----------------
Name & Position                    Total Compensation  Benefits Accrued as Part   Benefits Upon      Total Compensation from
---------------                    ------------------  ------------------------   -------------      -----------------------
                                   from Gintel Fund    of Fund Expenses           Retirement         Gintel Fund & Gintel ERISA Fund
                                   ----------------    ----------------           ----------         -------------------------------
Robert M. Gintel (Chairman & C.E.O.)         - 0 -               $ 0                 $ 0                        - 0 -
Thomas H. Lenagh (Trustee)                  $ 8,250              $ 0                 $ 0                      $ 16,500
Francis J. Palamara (Trustee &
 Chairman of Audit Committee)               $ 9,500              $ 0                 $ 0                      $ 19,000
Stephen G. Stavrides (Trustee &
  President)                                 - 0 -               $ 0                 $ 0                        - 0 -
Russel R. Taylor (Trustee)                  $ 8,250              $ 0                 $ 0                      $ 16,500

     As of February 29, 1996, trustees and officers as a group beneficially owned 1,011,113 shares of the Fund's common stock which represented 16.4% of the Fund's outstanding shares.

     Under the terms of the Massachusetts General Corporation Law, the Fund may indemnify any person who was or is a trustee, officer or employee of the Fund to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Fund only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of trustees who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such trustees so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Fund to any trustee or officer of the Fund for any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                             INVESTMENT ADVISOR AND
                         INVESTMENT ADVISORY AGREEMENT

     Gintel Asset Management, Inc., (formerly Gintel Equity Management, Inc.), 6 Greenwich Office Park, Greenwich, Connecticut 06831 is the Investment Advisor to the Fund under an investment advisory agreement (the "Advisory Agreement") entered into September 6, 1986. The Investment Advisor identifies and analyzes possible investments for the Fund and determines the amount, timing and form of such investments. The Investment Advisor has the responsibility of monitoring and reviewing the Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Investment Advisor's responsibility to cause the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Fund's Board of Trustees.

     Robert M. Gintel owns all the outstanding shares of the Investment Advisor. Since 1971, the Investment Advisor has been managing discretionary investment accounts for individual investors, corporate pension funds and profit sharing plans, charitable foundations, universities and others.

     The Investment Advisor receives a fee, calculated daily and paid monthly in arrears, for the performance of its service at an annual rate of 1% (.25% quarterly) of the average daily net assets of the Fund. The advisory fee is higher than that paid by most management companies, but is the same as that charged other clients of the Investment Advisor.

     The Investment Advisor's fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses and liabilities (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or the Investment Advisor but inclusive of the Investment Advisor's fee) from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdiction in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitation would require the Investment Advisor to reduce its fee so that ordinary expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, plus 2.0% of the next $70 million, plus 1.5% of the Fund's average daily net assets in excess of $100 million. The amount of any such reduction shall be deducted from the quarterly advisory fee, or if such amount exceeds the quarterly fee otherwise payable, the Investment Advisor will repay such excess promptly.

     Under the terms of the Agreement, the Fund pays all of its expenses, including the costs incurred in connection with its maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing and mailing prospectuses to shareholders, transfer taxes on the sales of portfolio securities, brokerage commissions, custodial and shareholder transfer charges, legal and auditing expenses, preparation of shareholder reports, trustees' fees and expenses, and expenses of trustee and shareholder meetings.

     For the fiscal year ended December 31, 1995, the Fund paid fees to the Investment Advisor of $928,954. For the fiscal year ended December 31, 1994, the Fund paid fees to the Investment Advisor of $1,252,354. For the fiscal year ended December 31, 1993, the Fund paid fees to the Investment advisor of $1,568,072.

     The Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Fund's Board of Trustees or by the Investment Advisor, or by holders or a majority of the Fund's outstanding shares. The Agreement was initially approved by the Fund's Board of Trustees on September 6, 1986 including the affirmative vote of a majority of the trustees who were not parties to the Agreement nor interested persons of any such party, and by the sole shareholder of the Fund on September 6, 1986. The Agreement was continued by the Board of Trustees on February 23, 1992. The Agreement will continue from year-to-year provided it is approved at least annually, in the manner stipulated in the 1940 Act. This requires that the Agreement and any renewal be approved by a vote of the majority of the Fund's trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

              ADMINISTRATOR AND ADMINISTRATIVE SERVICES AGREEMENT

     The Administrative Services Agreement provides that in consideration for the services to be provided by the Distributor and the payment by the Distributor of substantially all of the Fund's expenses currently paid by the Fund directly (except the Investment Advisor's fees, the fees paid to the non-interested Trustees, certain transaction costs and expenses, interest, taxes and extraordinary expenses) the Distributor will receive a fee calculated daily and paid monthly in arrears based on average daily net assets during the preceding quarter at an annual rate of 1.125% of the first $100 million of the average daily net assets of the Fund and 1.0% of the average daily net assets in excess of $100 million. The Fund's administrative services fee is higher than that of most other funds which have an administrator; however, most other funds bear certain of their own expenses that will be borne by the Distributor on behalf of the Fund.

       The Administrative Services Agreement also permits the Distributor, at its sole discretion, to use a portion of its fee, in an amount not to exceed 0.25% of the Fund's average daily net assets, to compensate itself as well as certain other registered broker-dealers or financial institutions for certain shareholder servicing activities. Therefore, the Administrative Services Agreement provides that the Distributor, may, from time to time, pay a shareholder servicing fee to certain registered brokers, including itself for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and certain other persons or entities for furnishing services to specific shareholder accounts. In addition, the Distributor may use income from sources other than its fee to compensate persons for distribution and shareholder servicing or to pay for other distribution-related expenses.

     Pursuant to the terms of the Administrative Services Agreement, the Distributor will furnish, without cost to the Fund, offices and office services for the Fund, the services of the President, Secretary, Treasurer and one or more Vice Presidents of the Fund, and such other personnel and facilities as are required for the proper conduct of the Fund's affairs and to carry out their obligations under such Agreement. In addition, the Distributor shall be responsible for all brokerage commissions in connection with the purchase or sale of the Fund's portfolio securities (excluding applicable transaction costs such as Securities and Exchange Commission fees, exchange fees and certain sales and transfer taxes which will be paid by the Fund). However, brokerage commissions paid on trades executed through non-affiliated brokers will continue to be paid by the Fund and credited against the administrative services fee to be paid to the Distributor. The Distributor or the Fund's Investment Advisor will pay for all expenses incurred regarding the printing and distribution of prospectuses and any other promotional or sales literature used by the Distributor or the Investment Advisor or furnished by the Distributor or the Investment Advisor to purchasers in connection with the public offering of the Fund's shares, the expenses of advertising in connection with such public offering and legal expenses in connection with the foregoing.

     Except as set forth below, the Distributor shall pay all expenses of the Fund, including, without limitations: the charges and expenses of any registrar, custodian, sub-custodian or depository appointed by the Fund for the safe keeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; all fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing stock certificates, if any, representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing and legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders and to potential shareholders of the Fund; all expenses of shareholder's meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; routine fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Fund; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by the Fund. The Fund is responsible for the payment of the following expenses not borne by the Distributor; (i) the investment advisory fees paid to the Investment Advisor pursuant to the terms of its Agreement with the Fund, (ii) the fees of the trustees who are not "interested persons" of the Fund, as defined by the 1940 Act, and travel and related expenses of trustees for attendance at trustee and shareholder meetings, (iii) certain transaction costs and expenses such as regulatory agency fees and certain sales and transfer taxes, (iv) interest, (v) taxes and (vi) extraordinary expenses, if any, including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto. Expenses which are attributable to the Fund are charged against the income of the Fund in determining net income for dividend purposes.

     The Investment Advisor and the Distributor have agreed to reduce their aggregate fees for any fiscal year, or reimburse the Fund, to the extent required, so that the amount of the ordinary expenses of the Fund paid or incurred by the Fund does not exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Expense reductions under state securities laws are unlikely because most of the expense of the Fund can be expected to be borne by the Distributor.

     For the fiscal year ended December 31, 1995, the Fund paid fees to the Distributor of $1,107,572. For the fiscal year ended December 31, 1994, the Fund paid fees to the Distributor of $1,439,854. For the four months ended December 31, 1993, the Fund paid fees to the Distributor of $1,755,572.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund are made by the Investment Advisor. The Board of Trustees has authorized the Fund to use Gintel & Co. Limited Partnership ("Gintel & Co."), on an agency basis, to supervise and to effect a substantial amount of the portfolio transactions which are executed on the New York and American Stock Exchanges, Foreign or Regional Exchanges where relevant, or which are traded in the Over-the Counter market. All such transactions will be subject to the maximum discount which is presently extended by Gintel & Co. to the other investment companies advised by the Investment Advisor and other unaffiliated accounts of the Investment Advisor. Any profits resulting from brokerage commissions earned by Gintel & Co. as a result of Fund transactions will accrue to the benefit of the General Partners of Gintel & Co., several of whom are officers of the Investment Advisor. The Investment Advisory Agreement does not provide for any reduction in the investment advisory fee as a result of profits resulting from brokerage commissions effected through Gintel & Co.

     The Board of Trustees has adopted certain procedures incorporating the standard of Rule 17e-1 issued by the securities and Exchange Commission under the 1940 Act which requires that the commissions paid to Gintel & Co. must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time". The Rule and the procedures also contain review requirements and require the Investment Advisor to furnish reports to the Trustees and to maintain records in connection with such reviews.

     The Investment Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Investment Advisor for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Advisor shall determine and the Investment Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefore. In addition, the Investment Advisor may consider sale of shares of the Fund as a factor in the selection of unaffiliated brokers to execute portfolio transactions for the Fund, subject to the requirements of best net price and most favorable execution.

     In selecting a broker to execute each particular transaction, the Investment Advisor will take the following into consideration; the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions on a transaction for the Fund, may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused an unaffiliated broker that provides research services to the Investment Advisor for the Fund's use to be paid an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Advisor's ongoing responsibilities with respect to the Fund. Under the Administrative Services Agreement, however, the Distributor and not the Fund pays all brokerage commissions on securities transactions.


     For the fiscal years ended December 31, 1995, 1994 and 1993, the Fund paid no commissions pursuant to the Administrative Services Agreement with the Distributor under which all brokerage commissions are paid for by the Distributor.

                           ALLOCATION OF INVESTMENTS

     The Investment Advisor has other advisory clients which include investment companies and individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Fund. As such, there will be times when the Investment Advisor may recommend purchases and/or sales of the
same portfolio securities for the Fund and its other clients.   In such
circumstances, it will be the policy of the Investment Advisor to allocate purchases and sales among the Fund and its other clients in a manner which the Investment Advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

                         COMPUTATION OF NET ASSET VALUE

     The Fund determines the net asset value of its shares at the close of the New York Stock Exchange, currently 4 p.m., on each day that the Exchange is open for business and on such other days as there is sufficient trading in the Fund's securities to affect materially its net asset value per share except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Subscriptions to purchase shares of the Fund received prior to the close of trading on the New York Stock Exchange, currently 4 p.m., are confirmed at the net asset value determined that day or on the business day next succeeding the date of receipt, if such orders are received after the close of trading. The net asset value per share is determined by dividing the market value of the Fund's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Short-term obligations are valued at amortized costs. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund shares.

     Generally, trading in non-U.S. securities, as well as corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the trustees.

     For purposes of determining the net asset value per share of the Fund all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by any major bank.

                                  TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

           In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months; however, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gains Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be capital gain or loss. However, gain recognized on the disposition of a debt obligation (other than a municipal obligation) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of the Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short-sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purpose, a regulated investment company is treated as having distributed any amount of which it is subject to income tax for any taxable year ending in such a calendar year.

     For purposes of this excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will qualify for the 70% dividends-received deductions for corporations only to the extent discussed below.

     The Fund may either retain or distribute to shareholders it net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend
(1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose, under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical ) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental superfund tax (which are discussed above), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75 % of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and theAMT net operating loss deduction)) includable in AMTI.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

     Distributions by the Fund which do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of ) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such a calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.
S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holdings period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Under current law long-term capital gains of noncorporate taxpayers are taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends , capital gain dividends,and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Fund may be required to withhold U. S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                            PERFORMANCE INFORMATION

         For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated in terms of total return, rather than in terms of yield. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:

                                         n
                                   P(1+T) = ERV

                                 Where: P = a hypothetical initial payment of
                                            $1,000

                                        T = average annual total return

                                        n = number of years (1,5 or 10)

                                      ERV = Ending redeemable value of a
                                            hypothetical $1,000 payment made at
                                            the beginning of the 1, 5 or 10
                                            year periods at the end of the 1,5,
                                            10 year periods (or fractional
                                            portion thereof).


         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. Total return or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

         The total return of the Fund for the period from December 31, 1985 through December 31, 1995 was as follows:

                 - ending redeemable value of initial $1,000 investment pursuant to SEC rules: $2,492

         The total return of the Fund for the five-year period from December 31, 1989 through December 31, 1995 was as follows:

                 - ending redeemable value of initial $1,000 investment pursuant to SEC rules: $1,609

         The total return of the Fund for the one-year period from December 31, 1994 through December 31, 1995 was as follows:

                 - ending redeemable value of initial $1,000 investment pursuant to SEC rules: $1,310


                              SHAREHOLDER REPORTS

         Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by Richard A. Eisner & Company, LLP, the Fund's independent auditors.

REPORT OF INDEPENDENT AUDITORS

Board of Trustees and Shareholders
Gintel Fund
Greenwich, Connecticut

We have audited the statement of net assets of the Gintel Fund as of December 31, 1995, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended. These financial statements and condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Gintel Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                        Richard A. Eisner & Company, LLP


New York, New York
January 22, 1996

GINTEL  FUND Statement of Net Assets                     As of December 31, 1995

NUMBER
OF                                                                                                           MARKET
SHARES                                                                         COST**                         VALUE
--------------------------------------------------------------------------------------------------------------------
                     COMMON STOCKS

                     FOREST PRODUCTS - PAPER (9.7%)
                     ------------------------------
  150,000            Union Camp Corporation                                $6,750,336                    $7,143,750
   52,500            Weyerhaeuser Company                                   2,101,374                     2,270,625

                     MORTGAGE INVESTMENTS (8.5%)
                     ---------------------------
  225,000            Capstead Mortgage Corporation                          2,932,500                     5,146,875
   25,000            Federal National Mortage Association                     834,712                     3,103,125

                     COPPER PRODUCER (8.0%)
                     ----------------------
  125,000            Phelps Dodge Corporation                               7,623,777                     7,781,250

                     SECURITY PROTECTION SYSTEMS (7.7%)
                     ----------------------------------
  200,000            Checkpoint Systems, Inc.                               1,567,464                     7,475,000

                     DIVERSIFIED INDUSTRIES (7.3%)
                     -----------------------------
  700,000            Chart Industries, Inc.                                 3,205,420                     5,337,500
   25,000            Johnson Controls, Inc.                                 1,195,850                     1,718,750

                     TEXTILE - APPAREL (4.5%)
                     ------------------------
  665,000            Oneita Industries, Inc.+*                              8,414,133                     4,322,500
                     HEALTH CARE (4.0%)
                     ------------------
   50,000            Schering-Plough Corporation                              540,155                     2,737,500
   75,000            GranCare, Inc.*                                        1,058,736                     1,087,500

                     SAVINGS & LOAN (3.8%)
                     ---------------------
  120,000            Charter One Financial Corporation                        868,021                     3,675,000

                     DIVERSIFIED CHEMICAL PRODUCER (3.6%)
                     ------------------------------------
   50,000            E.I. du Pont de Nemours and Company                    2,798,852                     3,493,750

                     CONSTRUCTION & ENGINEERING (3.3%)
                     ---------------------------------
   48,000            Fluor Corporation                                      2,223,496                     3,168,000

                     MANUFACTURING (2.9%)
                     --------------------
  100,000            The Singer Co. N.V.                                    2,497,273                     2,787,500

                     OILFIELD SERVICES (2.6%)
                     ------------------------
  115,500            Newpark Resources, Inc.*                               2,108,758                     2,569,875

                     CONGLOMERATE (1.8%)
                     -------------------
   50,000            Tyco International LTD                                 1,278,937                     1,781,250

                     BROADCAST EQUIPMENT (1.7%)
                     --------------------------
  100,000            Vertex Communications Corporation*                     1,550,000                     1,687,500

                     SPECIALTY RETAILING(1.2%)
                     -------------------------
   75,000            Price/Costco, Inc.*                                    1,011,187                     1,143,750


GINTEL FUND Statement of Net Assets (continued)          As of December 31, 1995

NUMBER
OF                                                                                                           MARKET
SHARES                                                                         COST**                         VALUE
--------------------------------------------------------------------------------------------------------------------
                     SOFT DRINKS (1.2%)
                     ------------------
   20,000            PepsiCo. Inc.                                            696,562                     1,117,500

                     POWER TOOLS (1.1%)
                     ------------------
   30,000            The Black & Decker Corporation                           750,260                     1,057,500

                     ENVIRONMENTAL SERVICES (0.8%)
                     -----------------------------
  100,000            OHM Corporation*                                         693,749                       737,500

                     FOOD EQUIPMENT (0.4%)
                     ---------------------
    7,000            Premark International, Inc.                              292,000                       354,375

                     Miscellaneous Securities*** (4.1%)                     3,516,405                     3,981,687

--------------------------------------------------------------------------------------------------------------------

                     Total Common Stocks (78.2%)                           56,509,957                    75,679,562
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------------------------------------------
                     CASH EQUIVALENTS

2,044,000            Chase Securities, Inc. Repurchase Agreement
                     5.35% due 1/2/96(Collateralized by U.S.
                     Government Obligations)                                2,044,000                     2,044,000
--------------------------------------------------------------------------------------------------------------------
                     Total Cash Equivalents (2.1%)                          2,044,000                     2,044,000
--------------------------------------------------------------------------------------------------------------------
                     Total Investments (80.3%)                            $58,553,957                    77,723,562
                     Receivable from short sales (18.4%)                  ===========                    17,798,554
                     Other assets net of liabilities (1.3%)                                               1,216,741
--------------------------------------------------------------------------------------------------------------------
                     Net Assets Applicable to Outstanding Shares (100.0%)                               $96,738,857
====================================================================================================================

 Net asset value per share-based on 6,295,777 shares of
     beneficial interest (offering and redemption price)                                                     $15.37
====================================================================================================================

*   Non-income producing investments
**  Cost basis for Federal income tax purposes
*** Includes 19 investments, some of which are non-income producing investments.
+ Robert Gintel is Chairman of the Board of Oneita Industries and owns 16% of its common stock. As a result, Oneita may be deemed to be an affiliate of the Fund.

The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Statement of Operations                 Year Ended December 31, 1995





 INVESTMENT INCOME:
    Dividends                                                                                   $ 1,811,480
    Interest                                                                                        197,749
                                                                                                -----------
         Total investment income                                                                  2,009,229
EXPENSES:
    Administrative services fee (Note D)                               $1,107,572
    Investment advisory fee (Note C)                                      928,954
    Trustees' fees                                                         27,453
    State taxes                                                             5,276
                                                                       ----------
         Total expenses                                                                           2,069,255
                                                                                                -----------

NET INVESTMENT LOSS                                                                                 (60,026)
NET REALIZED GAIN ON INVESTMENTS                                        5,682,632
NET INCREASE IN UNREALIZED APPRECIATION OF INVESTMENTS                 19,306,875
                                                                       ----------
NET GAIN ON INVESTMENTS                                                                          24,989,507
                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $24,929,481
                                                                                                ===========

The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Statements of Changes in Net Assets           Year Ended December 31




                                                                                    1995                1994
                                                                                    ----                ----
OPERATIONS:
    Net investment income (loss)                                             $   (60,026)        $   329,828
    Net realized gain on investments                                           5,682,632           1,062,638
    Net increase (decrease) in unrealized appreciation
      of investments                                                          19,306,875         (21,596,352)
                                                                             -----------         -----------
         Net increase (decrease) in net assets from operations                24,929,481         (20,203,886)


DISTRIBUTIONS TO SHAREHOLDERS:
    Investment income                                                            (51,107)           (321,331)
    Net realized gains from investment                                        (5,689,197)           (829,794)
                                                                             -----------         -----------
         Net decrease from distributions                                      (5,740,304)         (1,151,125)

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued                                                1,577,646           3,780,624
    Reinvestment of dividends                                                  3,363,935             723,070
    Cost of shares repurchased                                               (15,669,171)        (30,981,707)
         Net decrease from capital                                           -----------         -----------
         share transactions                                                  (10,727,590)        (26,478,013)

Total Increase (Decrease)                                                      8,461,587         (47,833,024)
Net Assets - Beginning of Year                                                88,277,270         136,110,294
                                                                             -----------         -----------
Net Assets - End of Year                                                     $96,738,857         $88,277,270
                                                                             ===========         ===========
NET ASSETS CONSIST OF:
    Capital Stock                                                            $78,314,870         $89,042,460
    Undistributed net investment losses                                         (266,292)           (155,159)
    Undistributed net realized gains
      from security transactions                                                  54,050              60,615
    Unrealized appreciation  (depreciation) on investments                    18,636,229            (670,646)
                                                                             -----------         -----------
                                                                             $96,738,857         $88,277,270
                                                                             ===========         ===========


The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Condensed Financial Information
(Per Share Income and Capital Changes*)                   Year Ended December 31





                                              1995          1994            1993             1992             1991
----------------------------------------------------------------------------------------------------------------------
Net Asset Value,
    Beginning of Year                       $12.46        $15.11          $16.45           $13.48           $12.75

Income from
    Investment Operations
      Net investment income (loss)            (.01)          .04            (.06)             .09              .32
      Net realized and unrealized
        gain (loss) on securities             3.86         (2.53)            .37             3.23             1.66
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Income              3.85         (2.49)            .31             3.32             1.98
----------------------------------------------------------------------------------------------------------------------

Less:  Distributions
     Net investment income                     .01           .04                              .10              .31
     Capital gains                             .93           .12            1.65              .25              .94
----------------------------------------------------------------------------------------------------------------------
Total Distributions                            .94           .16            1.65              .35             1.25
----------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                $15.37        $12.46          $15.11           $16.45           $13.48
======================================================================================================================

Total Return                                 31.0%        -16.5%            2.0%            24.7%            15.6%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year                 $96,738,857   $88,277,270    $136,110,294    $164,620,218      $77,408,444
Ratio of operating expenses to
  average net assets (Note D)                 2.3%**        2.4%**          2.2%**           1.7%**           1.4%
Ratio of net investment
  income (loss) to average net assets         (.1%)          .3%            (.3%)             .9%             1.9%
Portfolio turnover rate                      55.4%         69.6%           50.8%            56.0%            66.3%
Shares outstanding, end of year           6,295,777     7,085,466       9,008,802      10,009,980        5,741,424



* The above per share information is based upon a daily average of shares outstanding, which has been restated to reflect the 5.241835/1 split on September 25, 1992
** The Fund's expense ratio includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative Services fee, and, therefore, may appear higher than those of other mutual funds as well as for the Fund in prior years. Other mutual funds do not include brokerage commissions in their operating expenses, but instead add them to the cost of securities purchased or deduct them from the proceeds of securities sold.

The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Notes to Financial Statements                      December 31, 1995


(NOTE A) -- ORGANIZATION:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B) -- SIGNIFICANT ACCOUNTING POLICIES:

1.  Security Valuation:
Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.  Federal Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required.

3.  Other:
As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

(NOTE C) -- INVESTMENT ADVISORY AGREEMENT:
The Fund has entered into an Investment Advisory Agreement with Gintel Equity Management, Inc., a related party, which provides for an annual fee of 1% to be paid quarterly, based on the daily value of the Fund's net assets during the preceding quarter. The fee will be reduced for any fiscal year, if the Fund's expenses, as defined, exceed certain limitations.

(NOTE D) -- ADMINISTRATIVE SERVICES AGREEMENT:
The Fund has entered into an Administrative Services Agreement which provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor will receive a fee payable at the beginning of each quarter based on average daily net assets during the preceding quarter, at an annual rate of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

GINTEL FUND Notes to Financial Statements  -- continued        December 31, 1995



(NOTE E) -- LINE OF CREDIT:
The Fund has a bank line of credit of $15,000,000. Interest is payable at prime. Loans are collateralized by securities owned by the Fund. At December 31, 1995 the Fund had no outstanding borrowings.

(NOTE F) -- OTHER MATTERS:
1.  Investments

Unrealized appreciation at December 31, 1995                         $34,420,670
Unrealized depreciation at December 31, 1995                          (6,111,603)
                                                                     -----------
                                                                     $28,309,067
                                                                     ===========

The above totals include a net unrealized gain of approximately $9,139,000 on securities sold short which have been offset against long positions.

FOR THE YEAR ENDED DECEMBER 31, 1995

Purchases of securities other than short-term investments             $47,225,369
Sales of securities other than short-term investments                 $56,654,292

2.  Capital Stock: (in shares)

                                                                       YEAR ENDED                YEAR ENDED
                                                               DECEMBER 31,  1995         DECEMBER 31, 1994
                                                               ------------------         -----------------
Shares issued                                                             115,098                   268,160
Shares reinvested                                                         220,009                    58,265
Shares repurchased                                                     (1,124,796)               (2,249,761)
                                                                      -----------                ----------
          Net decrease                                                   (789,689)               (1,923,336)
                                                                      ===========                ==========





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